UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119385	954439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, N.C.	27713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (919) 765-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On March 3, 2005, Smart Online, Inc. issued a press release entitled “Smart Online Launches OneBiz Conductor™”. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c )  Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated March 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

By:	/s/ Michael Nouri
Name: Michael Nouri Title: Chief Executive Officer Date: March 3, 2005

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated March 3, 2005

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